Exhibit 10.57

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked: [***]

MASTER PRODUCT DEVELOPMENT AND COLLABORATION AGREEMENT

BY AND AMONG

RICONPHARMA LLC

AND

ANIP ACQUISITION COMPANY d/b/a ANI PHARMACEUTICALS, INC.

JULY 2011

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked: [***]

This MASTER PRODUCT DEVELOPMENT AND COLLABORATION AGREEMENT is made as of the 11th day of July 2011, by and among ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“ANI”), having a place of business at 210 Main Street West, Baudette, MN 56623 and RiconPharma LLC, a limited liability company having its principal office at 100 Ford Road, Suite #9, Denville, NJ 07834 (“RiconPharma”).  ANI and RiconPharma may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, RiconPharma possesses expertise relating to the development of finished dosage forms of pharmaceutical products and ANI possesses expertise relating to the manufacture of finished pharmaceutical products and also possesses expertise relating to the marketing, distribution and sale of pharmaceutical products;

WHEREAS, the Parties desire, from time to time, to collaborate in a cost, asset, and profit sharing arrangement for the development, manufacturing, regulatory approval, and marketing of pharmaceutical products in the US and also to invest their respective resources in developing, obtaining regulatory approval for manufacturing and marketing such products in the manner to be set forth in a Amending Product Exhibit hereto (each, a “Amending Product Exhibit”); and

WHEREAS, each Amending Product Exhibit shall delineate the specific terms and conditions related to each new Product collaboration including, but not limited to, a description of the Product (hereinafter defined) to be developed, the estimated cost of development, and the percentage allocation of costs and profits; and

NOW, THEREFORE, in consideration of the foregoing and of the agreements, representations, covenants, and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      DEFINITIONS.

For the purposes of this Agreement, the following terms shall have the following meanings:

1.1                               “Affiliate” shall mean any person, directly or indirectly, controlling, controlled by, or under common control with, another person.  Without limiting the generality of the foregoing, a person is considered to be in control of or to be controlled by another person if such person holds 50% or more of the outstanding voting equity interest in such other person or such other person holds 50% or more of its outstanding voting equity interest.

1.2                               “ANDA” shall mean an abbreviated new drug application or similar health registration application that is or will be filed with a Regulatory Authority to obtain Regulatory Approval to market a Product in the Territory.

1.3                               “API” shall mean an active pharmaceutical ingredient in a Product shipped to ANI.

1.4                               “API Suppliers” shall have the meaning set forth in Section 7.2 of this Agreement.

1.5                               “Approved Product” shall mean a Product that shall have been granted all necessary approvals by all required Regulatory Authorities sufficient to permit the marketing and sale by ANI or an Affiliate of ANI of such Product in the Territory.

1.6                               “Base Price” shall mean the price charged by ANI for a Unit of Product, which price shall be comprised of the cost of Raw Materials, Components, labor, overhead and profit per Unit, which is further described in the Amending Exhibit.

1.7                               “Batch” with respect to a Product, shall mean a specific quantity of a Product that is intended to have uniform character and quality within specified limits, and is produced according to a single manufacturing order during the same cycle of manufacture, and designated by a batch number.

1.8                               “Bioequivalent Product” shall mean with respect to a Product, a drug product that is a bioequivalent, as that term is used in the FDA Orange Book and that is identical in strength or concentration, contains the same active ingredient(s), is in the same dosage form, and utilizes the same route of administration as the Product.

1.9                               “Bioequivalence Study” shall have the meaning set forth in Section 3.1 of this Agreement.

1.10                        “Calendar Quarter” shall mean the periods of three consecutive calendar months ending on March 31, June 30, September 30 or December 31.

1.11                        “Certificate of Analysis” shall mean a document, which is dated and signed by a duly authorized representative of the quality control or quality assurance department of ANI, certifying that a Batch of any Product meets all Specifications accompanied by the certificate(s) of analysis prepared and signed by any manufacturer(s) of the Product(s) in the Batch and Raw Materials for the Product in the Batch certifying that the Products and Raw Materials meet all applicable specifications.

1.12                        “Claim” shall have the meaning set forth in Section 17.5 of this Agreement.

1.13                        “Commercially Reasonable Efforts” with respect to the efforts to be expended by a Party regarding any objective under this Agreement, shall mean reasonable, diligent, good-faith efforts to accomplish such objective as a reasonable person or entity similarly situated would normally use to accomplish a similar objective under similar circumstances exercising reasonable business judgment.

1.14                        “Components” shall mean all labels, bottles, caps, seals, cardboard packaging, inserts and other materials (excluding Raw Materials) used to Label and package a Unit for shipment to ANI.

1.15                        “Confidential Information” shall have the meaning set forth in Section 21 of this Agreement.

1.16                        “Continuing Party” or “Continuing Parties” shall have the meaning set forth in Section 20.6 of this Agreement.

1.17                        “Cost of Goods” shall mean the total amount contingently charged by ANI for the purchase of Products during any Calendar Quarter, each Unit invoiced at the Base Price.

1.18                        “Development Costs” shall mean the costs incurred by the Parties in developing a Product, including but not limited to costs of formulation development, analytical development, scale-up, demo batches, bio-batch manufacturing, ICH Stability packaging and testing, bioequivalence studies, and ANDA filings.

1.19                        “Development Cost Percentage” shall mean the percentage of Development Costs allocated to each Party in connection with developing Products and as set forth in the Amending Product Exhibit.

1.20                        “DMF” shall mean the drug master file, confidential or otherwise, covering the manufacture and analysis of an API with respect to a Product in the Territory.

1.21                        “EDC” shall have the meaning set forth in Section 3.2.

1.22                        “Effective Date” shall mean the date of execution by the Parties of the first Amending Product Exhibit to this Agreement.

1.23                        “FDA” shall mean the United States Food and Drug Administration, or any successor agency.

1.24                        “FD&C Act” shall mean the Federal Food, Drug and Cosmetic Act of 1938, as amended, and the regulations thereunder, as the same may be amended from time to time.

1.25                        “Good Clinical Practices” or “GCPs” shall mean the then-current standards for clinical trials for pharmaceuticals as set forth in the FD&C Act and applicable regulations promulgated thereunder.

1.26                        “Good Laboratory Practices” or “GLPs” shall mean the then-current standards for laboratory activities for pharmaceuticals as set forth in the FD&C Act and applicable regulations promulgated thereunder.

1.27                        “Good Manufacturing Practices” or “GMPs” shall mean the then-current standards for the manufacture of pharmaceutical Products as set forth in the FD&C Act and applicable regulations promulgated thereunder.

1.28                        “Indemnity Claim” shall have the meaning set forth in Section 17.5 of this Agreement.

1.29                        “Initial Marketing Date” shall be the date listed on the FDA Form 2657 (New Product Listing Form) or its successor, indicating the first date a Product is distributed to customers in the Territory.

1.30                        “Invention(s)” shall mean an invention conceived and reduced to practice in the course of the performance of and within the scope of this Agreement.

1.31                        “Know-How” shall mean all proprietary technical and clinical information, data and know-how relating to a Product, whether or not patentable, which is owned or controlled as of the Effective Date or acquired or developed during the term of this Agreement by a Party hereto.  Know-How shall include, without limitation, processes, formulas, discoveries and inventions whether relating to biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical safety, quality control and clinical data.  The term “Know-How” shall exclude:  (i) processes, information and data which is, as of the Effective Date, generally available to the public or later becomes generally available without breach by a Party of its obligations of confidentiality hereunder; or (ii) any general development or manufacturing know-how not specific to a Product.

1.32                        “Label” and “Labeling” have the meaning given those terms by 21 CFR Part 201.

1.33                        “Litigation Expenses” shall mean expenses incurred in investigating, defending, or litigating any claims, demands, or actions related to a Product made or brought by a Third Party (including reasonable legal fees and the payment of damages and expenses to a Third Party).

1.34                        “Manufacturer and Development Technology” shall mean all information, data, intellectual property and Know-How, whether patentable or not, which is owned or controlled by ANI or RiconPharma prior to or during the Term and which is necessary or useful in developing and manufacturing Products, in developing and conducting Bioequivalence Studies for the Products, in preparing and filing Regulatory Approvals for the Products and in maintaining such Regulatory Approvals.

1.35                        “Net Profits” shall, with respect to any Product, Net Sales less Base Price in respect of such Product.

1.36                        “Net Sales” shall mean the gross amounts invoiced by ANI for any Product sold to third less the sum of chargebacks, cash and quantity discounts, returns, rebates and such other credits granted by ANI or taken by customers with respect to such

Product sales. Net Sales shall be determined in accordance with generally accepted accounting principles using the accrual method of accounting, consistent with historical practices of ANI.  The sum of chargebacks, cash and quantity discounts, returns, rebates and such other credits will not exceed [ *** ] of gross amounts invoiced without the consent of both ANI and RiconPharma.

1.37                        “Non-Continuing Party” or “Non-Continuing Parties” shall have the meaning set forth in Section 20.6 below.

1.38                        “Party” shall mean either ANI or RiconPharma and “Parties” shall mean two or more of the following as the context dictates:  ANI and RiconPharma.

1.39                        “Phase(s)” shall have the meaning set forth in the Amending Product Exhibit of any Products in this Agreement.

1.40                        “Policy” shall have the meaning set forth in Section 18.1 of this Agreement.

1.41                        “Product(s)” shall mean the Product(s) set forth in each Amending Product Exhibit.

1.42                        “Product Action” shall have the meaning set forth in Section 11.2 of this Agreement.

1.43                        “Profit Sharing Percentage” shall mean the percentage of Net Profits allocated to each Party with respect to each Product as set forth in each Amending Product Exhibit to this Agreement for that Product.

1.44                        “Raw Materials” shall mean the API and inactive ingredients used to manufacture a Product.

1.45                        “Recall” shall have the meaning set forth in Section 11.1 of this Agreement.

1.46                        “Records” shall have the meaning set forth in Section 19.1 of this Agreement.

1.47                        “Reference Product” shall mean the product currently marketed and sold under the pharmaceutical brand identified in the Amending Product Exhibit.

1.48                        “Registration”, with respect to a Product, shall mean the meeting of all of the requirements of all applicable Regulatory Authorities necessary to permit the commencement of marketing and selling such Product in the Territory by ANI or an Affiliate of ANI.

1.49                        “Regulatory Approval” shall mean the authorizations and approvals of any Regulatory Authority (including, without limitation, approvals of ANDAs and NDAs) required for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of Product(s) in the Territory.

1.50                        “Regulatory Authority” shall mean any and all bodies and organizations regulating the manufacture, importation, marketing, distribution, use and sale of any of the Products in the Territory.

1.51                        “Retaining Party” shall have the meaning set forth in Section 19.3 of this Agreement.

1.52                        “Sales and Marketing Company” shall have the meaning set forth in Section 2.1 of this Agreement.

1.53                        “SIR” shall have the meaning set forth in Section 18.1 of this Agreement.

1.54                        “Specifications” shall mean the specifications for each Product as agreed to by the Parties and as approved by the applicable Regulatory Authority, which Specifications may be amended from time to time by written agreement between the Parties and as specifically requested by the applicable Regulatory Authority.

1.55                        “Term” shall have the meaning set forth in Section 20.1 of this Agreement.

1.56                        “Territory” shall mean the United States of America.

1.57                        “Third Party” shall mean any person or entity other than a Party or any of its Affiliates.

1.58                        “Trademark” means the trade name and/or trademark used and owned by a Party.

1.59                        “Unit” shall have the meaning set forth in the Amending Product Exhibit.

2.                                      THE COLLABORATION.

2.1                               The Parties agree to collaborate in the selection of Products and in the development, manufacturing, registration and approval, and marketing of such Products as set forth in more detail in this Agreement and any applicable Amending Product Exhibit.  Unless otherwise specified in an Amending Product Exhibit, RiconPharma will be responsible for developing the Products and ANI will be responsible for manufacturing and distribution of the Products in the Territory.  The Parties shall be jointly responsible for directing any bioequivalence studies and obtaining Regulatory Approval for such pharmaceutical products, and ANI shall be responsible for maintaining such Regulatory Approvals.  ANI or a separate sales and marketing company designated by ANI (a “Sales and Marketing Company”) will be primarily responsible for the marketing, distribution and sale of the Products as well as customer service, rebate management, billing, warehousing and such other responsibilities as are regularly performed by a pharmaceutical distributor.

2.2                               The Parties shall jointly own all the rights, title, and interest in the Products (including without limitation, the ANDA for the Products).  The respective percentages of ownership for each Product shall be one-half for each Party unless a different percentage is set forth in the Amending Product Exhibit for that Product.  Subject to Section 2.3, neither Party, without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, may:  (i) assign this Agreement; (ii) sell or assign its ownership rights to a Product to a Third Party; or (iii) license or assign any other right, title, or interest in a Product.

2.3                               In the event of a sale of more than 50% of a Party’s total assets, as reflected in the Party’s most recent annual financial statements, that Party may assign this Agreement or sell or assign its ownership rights to a Product without the prior written consent of the other Party.  It is understood that any successor company, either through assignment or acquisition of the ownership rights from any Party, shall be bound by the terms and conditions contained within this Agreement.

2.4                               ANI or a Sales and Marketing Company designated by ANI shall have the exclusive rights to market, distribute, offer for sale, and sell Products in the Territory during the Term of this Agreement.

2.5                               True and complete copies of any Party’s agreements with any Third Party or Affiliate for the manufacture or supply of any Product, Raw Materials or Components shall be attached as exhibits to this Agreement simultaneously with the delivery of an Amending Product Exhibit contemplating the inducement of such Third Party or Affiliate.

2.6                               The Parties hereby appoint ANI as an Authorized Distributor of Record (“ADR”) for all Products under this Agreement, and authorize ANI to designate additional ADRs on behalf of ANI for all Products.

3.                                      DEVELOPMENT.

3.1                               RiconPharma shall be responsible for developing the Products, including, but not limited to, development of the Products, formulations, analytical methods, and the performance and coordination, including oversight, of any necessary clinical studies with ANI to determine if such Products are Bioequivalent to the Reference Products.  Such clinical studies shall be conducted by Third Party contract research organizations selected by the Parties (each, a “Bioequivalence Study”).  If a Bioequivalence Study does not demonstrate that the formulations developed by RiconPharma are bioequivalent to the Reference Products, and if the Parties determine that an additional Bioequivalence Study is advisable, then RiconPharma shall reformulate the Products for use in additional Bioequivalence Studies and any actual additional documented costs specifically attributed to the reformulation shall be shared by the Parties according to each Party’s Development Cost Percentage set forth in the Amending Product Exhibit.

3.2                               Development Costs for each Phase of a Product will be as set forth in the Amending Product Exhibit for that Product, and shall be shared by the Parties in accordance with each Party’s Development Cost Percentage for that Product.  Subject to Section 3.5, if a Party actually incurs Development Costs during a Phase in excess of that Party’s share of Development Costs for the Phase (the “EDC”), the other Party shall, to the extent not already paid, reimburse that Party its respective share of the EDC within thirty (30) days after receipt by the other Party of written notice from the Party requesting reimbursement.  Each notice must include the amount requested and the written support for the EDC.

3.3                               For each Product, RiconPharma shall use its Commercially Reasonable Efforts to complete each Phase of development by the Completion Date for that Phase indicated in the Amending Product Exhibit for that Product.

3.3.1                     Without limitation, RiconPharma will be responsible for all development functions (e.g. pre-formulations, formulations and analytical method development, technology transfer and scale-up support), and will provide necessary support in obtaining Regulatory Approval for such Products, and all such other responsibilities as are typically undertaken by a company engaged in pharmaceutical development.

3.3.2                     Without limitation, ANI will be responsible for manufacturing the scale-up and demo batches, ICH stability testing, CMC, Biobatches, ANDA submissions, validations and all such other responsibilities as are typically undertaken by a company engaged in pharmaceutical manufacturing.

3.3.3                     Without limitation, ANI or a Sales and Marketing Company designated by ANI will be responsible for sales, marketing and distribution and all such other responsibilities as are typically undertaken by a company engaged in pharmaceutical distribution.

3.4                               For each Product, RiconPharma will provide ANI with written notice of the completion of each Phase of development set forth in the Amending Product Exhibit for that Product and ANI will have ten (10) business days after the receipt of such notice within which to notify RiconPharma of any termination of that Amending Product Exhibit as provided in Section 20.4.

3.5                               No Party shall have any obligation to reimburse the other Party for any portion of expenses incurred by a Party in excess of 105% of the anticipated Development Costs set forth in an Amending Product Exhibit unless such excess expenses have been approved, in writing, by all Parties prior to the time they are incurred

3.6                               In the event that the Parties mutually agree to accept payment from a Third Party in exchange for not developing, manufacturing or marketing a Product, such payment shall be shared by the Parties in accordance with each Party’s Profit Sharing Percentage set forth in the Amending Product Exhibit.

4.                                      COMMERCIALIZATION.

4.1                                       The Parties may market the Products under a trade name which ANI or a Sales and Marketing Company designated by ANI shall have the right to select, subject to the approval of both Parties, which approval will not be unreasonably withheld, conditioned or delayed.  ANI shall own all trade names.  The costs of searching, selecting, registering and enforcing a trade name for a Product, if any, shall be advanced by ANI.  ANI shall be responsible for responding to regulatory inquiries relating to any trade names selected hereunder.

4.2                               All Products sold by ANI shall bear the ANI Trademark and the applicable ANI NDC number and labeler code.  To the extent permitted by applicable law and regulations, ANI shall be identified on the Product packaging as the manufacturer of the Products and ANI shall be identified on the Product packaging as the labeler/distributor of the Product.

4.3                               ANI agrees that at all times during the Term, neither it nor any of its Affiliates will develop, manufacture, sell or distribute a product that is the same as a Product or a product that is a Bioequivalent Product of a Product in the Territory unless RiconPharma approves in writing.

4.4                               RiconPharma agrees that at all times during the Term, neither it nor any of its Affiliates will develop, manufacture, sell or distribute a product that is the same as a Product or a product that is a Bioequivalent Product of a Product in the Territory unless ANI approves in writing.

4.5                               All Parties may manufacture, distribute, promote, and sell products in the Territory other than (i) the Products, (ii) Bioequivalent Products of the Products, or (iii) a product that is the same as a Product, and may acquire such products from Third Party manufacturers.

4.6                               ANI shall consult with RiconPharma and determine the price at which it shall sell the Products in the Territory.  ANI shall have sole discretion over the pricing, marketing, and sales of Products in the Territory including, but not limited to, marketing strategy, sales strategy, Product placement, Product distribution, the terms of sale of Products, and decisions whether to accept returns on Products from the Territory.

4.7                               ANI shall at all times maintain a ninety (90) day rotating inventory of API and Components for all Products covered by an Amending Product Exhibit not terminated pursuant to Section 20.

4.8                               ANI and RiconPharma shall promptly provide or make available for review all testing documentation, material safety data sheets, certificates of analysis and all similar materials as reasonably requested by its Customers.

5.                                      SHARING OF NET PROFITS.

5.1                               Net Profits from the sale of a Product will be shared by the Parties in accordance with each Party’s Profit Sharing Percentage set forth in the Amending Product Exhibit.

5.2                               Within thirty (30) days after the end of each Calendar Quarter, ANI shall calculate the Net Sales and the Net Profits obtained from the sale of Products during such Calendar Quarter and shall distribute to RiconPharma its Profit Sharing Percentage of such Net Profits.  ANI shall supply RiconPharma with a written report setting forth the Net Sales and Net Profits during such Calendar Quarter.  If the Net Profits related to a Product for any Calendar Quarter is negative, then ANI may invoice RiconPharma for such amount due to ANI in accordance with this Agreement and in proportion to each Party’s Profit Sharing Percentage of such quarterly loss, such payment to be made within thirty (30) days of such invoice.

6.                                      TAXES AND WITHHOLDING.

All payments under this Agreement shall be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable laws or regulations.  If the paying Party is so required to deduct or withhold, such Party shall:  (i) promptly notify the Party entitled to receive such payment of such requirement; (ii) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier to occur of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against the Party entitled to receive such payment; and (iii) promptly forward to such other Party an official receipt (or certified copy) or other documentation reasonably acceptable to such other Party evidencing such payment to such authorities.  Unless otherwise required by law, each Party shall be responsible for the calculation and payment of its own taxes.

7.                                      REGULATORY APPROVAL AND REGISTRATIONS.

7.1                               ANI shall be responsible for obtaining all Regulatory Approvals for the Products necessary for the Registration of such Product in the Territory including the preparation of all ANDAs for the Products.  ANI shall prepare all documents such as CMC and perform all other work necessary to obtain Regulatory Approvals and Registration of the Products in the Territory.  The Parties will support the ANDA filing and help in obtaining Regulatory Approval for such Products, including, without limitation:

(a)                                 seeking all necessary approvals to permit the conduct of Bioequivalence Studies using the Products;

(b)                                 seeking all necessary Regulatory Approvals and Registrations from the appropriate Regulatory Authority in the Territory to manufacture, distribute, market and sell each of the Products in the Territory;

(c)                                  preparing other applicable filings and obtaining approvals in connection with its advertising and promotional materials related to each of the Products; and

(d)                                 the quality control testing of all Raw Materials used in the manufacture of each of the Products in accordance with the standards of the United States Pharmacopeia and any other specification which may be required by a Regulatory Authority;

(e)                                  the pharmacokinetic and stability tests of the Products and the manufacture and scale-up of exhibit and registration stability Batches of the Products;

(f)                                   the conduct of ongoing stability trials as required by any Regulatory Authority in the Territory; and

(g)                                  the preparation and completion of any additional documentation necessary for the Registration of the Products in the Territory.

7.2                               RiconPharma shall provide ANI with the identities of Raw Material sources including sources for the supply of approved APIs for the Products (“API Suppliers”).  ANI will ensure that API Suppliers have maintained and, if required, filed appropriate DMFs in respect of the APIs used in the Products.

7.3                               The testing and studies referred to in Sections 3.1 and 8.1 shall be conducted in accordance with all applicable GLPs and with all reasonable diligence.  The Parties shall jointly review and comment upon, prior to submission, any documents submitted to any Regulatory Authority pertaining to the testing and study of a Product described in Sections 3.1 and 8.1 and DMFs covering any API in any Product.

7.4                               No Party may attempt to modify the ANDA for a Product after Regulatory Approval in any way without the consent of the other Party.

7.5                               Each Party shall immediately notify the other Party of any (a) inspections by any Regulatory Authority, including, without limitation, inspections as a result of the recall of, or any other regulatory issue related to, any of the Products and/or (b) material notices received from any Regulatory Authority.  Each Party shall immediately notify the other Party if it becomes aware of any concern with respect to any Product that may affect the efficacy or safety of any of the Products.

8.                                      MANUFACTURE AND SUPPLY OF THE PRODUCTS, QUALITY CONTROL.

8.1                               ANI shall ensure that all Products supplied will be manufactured and packaged in accordance with GMPs and will conform to the Specifications, the applicable Regulatory Approval(s), and other regulations and requirements of the Regulatory Authorities.

8.2                               ANI shall perform, or ensure the performance of, release testing of Products in a manner consistent with GMP testing methods agreed upon by the Parties as set forth on the Specifications.  ANI shall provide RiconPharma with a Certificate of Analysis with each shipment of the Products stating that the Products in that shipment conform to the Specifications.  ANI will ensure that a copy of the Certificate of Analysis with respect to each Batch of Product supplied (a) is faxed prior to shipping such Batch (confirmed by hard copies mailed) and (b) accompanies each Batch.  ANI shall not ship any Batch of the Product if such Batch does not conform to the Specifications.

8.3                               ANI shall ensure that each Batch of the Product is labeled and that each of the Batch numbers is applied to each such Batch, as required by the Regulatory Authorities.

8.4                               ANI shall provide and maintain suitable storage and transport conditions for all Products shipped and shall provide complete written instructions with respect to proper conditions for the transport and storage of the Product.  Upon receipt of any Batch of the Product from ANI, a Sales and Marketing Company shall provide and maintain storage conditions that comply with any written instructions provided by ANI in respect of the storage of Product.

9.                                      PACKAGING AND LABELING.

ANI shall package and Label the Products shipped under this Agreement or ensure that such Products are packaged and Labeled in strict compliance with the Specifications and the packaging and Labeling requirements of the Regulatory Authorities.  ANI shall be responsible for the accuracy and content of the Labeling.

10.                               REGULATORY REPORTING AND COMPLIANCE

10.1                        Regardless of which Party or Parties hold the ANDA, ANI shall have the sole responsibility for monitoring and ensuring the material compliance with all statutes, regulations, guidelines and other requirements of the Regulatory Authorities pertaining to the Products, the Registration, and/or the Regulatory Approval.  ANI shall be responsible for ensuring appropriate work is performed with respect to supplementing or amending the approved ANDA and for complying with all reporting requirements relating to the Products and the Regulatory Approvals.  Those duties include, without limitation, responding to physician questions regarding the Products and the submission of annual reports and adverse drug experience reports for the Products to the Regulatory Authority and the performance of all due diligence with respect to any adverse drug experience reports.

10.2                        If RiconPharma receives a report or any other information regarding an adverse drug experience attributed to a Product, it shall promptly provide ANI with all such information.  If either Party receives a communication from the Regulatory Authority regarding a Product, it will promptly notify the other Party in writing about that communication and shall provide a copy thereof.  Upon request both ANI and RiconPharma shall provide each other with any other information they have or receive, if any, that ANI reasonably requires to comply with its obligations under Section 10.1.

10.3                        Subject only to the specific duties imposed by Section 10.2, RiconPharma shall have no duties or responsibilities of any kind with respect to reporting to the Regulatory Authority or monitoring or ensuring compliance with any requirements of the Regulatory Authority.

11.                               RECALLS AND OTHER PRODUCT ACTIONS

11.1                        Each Party shall promptly notify the other Party in writing of any order, request or directive of the Regulatory Authority or an order of a court to recall or withdraw a Product anywhere in the Territory (hereinafter “Recall”).  The Party in whose name the ANDA is held shall be responsible for coordinating all communication in connection with the Recall, including all coordination and communications with the Regulatory Authority.

11.2                        In the event that a Party believes it may be necessary to conduct a voluntary recall, field correction, market withdrawal, stock recovery or other similar action (hereinafter “Product Action”) with respect to any Product which was sold under this Agreement, such Party shall promptly consult with the other Party in good faith as to how best to proceed, it being understood and agreed that no Party shall be prohibited hereunder from taking any action that it is required to take by applicable law.

11.3                        In the case of a Recall or Product Action, each Party shall make a permanent, complete and accurate record of all costs incurred by it in connection with the Recall or Product Action, a copy of which shall be delivered to the other Party as soon after the completion of such Recall or Product Action as may be practicable.

11.4                        In the case of a Recall or Product Action that is covered by a recall insurance policy held by any Party, the Party holding the recall insurance policy shall be fully reimbursed the deductible amount in equal proportion by the Parties in accordance with the Profit Sharing Percentage for that Product.  In the event that the recall expenses exceed insurance coverage, the Parties shall, except in the case of a Recall or Product Action that is covered by an indemnity obligation, share the expenses in accordance with the Profit Sharing Percentage for that Product.

11.5                        In the case of a Recall or Product Action that is not covered by any indemnity obligation of a Party under Section 17 of this Agreement, the costs incurred by the Parties in connection with the Recall or Product Action shall be shared by the Parties in accordance with the Profit Sharing Percentage for that Product.  In that event, if one Party has paid more than its share of the costs in connection with the Recall or Product Action, the other Parties, in accordance with their Profit Sharing Percentage for that Product, shall reimburse the overpaying Party the amount of the overpayment within sixty (60) days of receiving the record contemplated by Section 11.3.

12.                               ORDERS AND DELIVERY OBLIGATIONS.

12.1                        The manufacturing Batch size of the Product that shall be listed on the corresponding Amending Product Exhibit.  ANI or a Sales and Marketing Company designated by ANI shall accept orders for full-Batch quantities of the Product at the Base Price, as set forth in the corresponding Amending Product Exhibit.

12.2                        The Amending Product Exhibit will set forth the Base Price for each Product.  The Base Price may change from time to time based on the actual changes in the cost of Raw Materials, Components, labor, overhead, and costs related to stability testing and regulatory support services.  ANI shall provide, at RiconPharma’s request, documentation illustrating how such Base Price changes have been calculated prior to the implementation of such change.  Notwithstanding any other provision in this Agreement, ANI may not increase the labor and overhead elements of the Base Price calculation greater than [ *** ] without the express advance written consent of ANI and RiconPharma, which consent shall not be unreasonably withheld, conditioned or delayed.

13.                               RECORDS.

13.1                        ANI will maintain records and documents documenting the Base Price of each Product and ANI will maintain records and documents documenting Net Sales and all transactions relating to the sale of each Product for a time period equal to the greater of:

(a)                                 the period meeting all known regulations of the applicable Regulatory Authorities with respect to such Product; and

(b)                                 five (5) years from the date of sale.

13.2                        ANI shall maintain all records relating to the manufacture of the Products necessary to materially comply with all applicable laws, rules and regulations in each regulatory jurisdiction within the Territory and, if different, the regulatory jurisdiction of manufacture of the Products.  Specifically, but without limitation, ANI shall maintain all records and samples (including retention samples) reasonably necessary to support GMPs and other regulatory requirements in such regulatory jurisdictions.  All records relating to the manufacture of the Product shall be available for inspection, audit and copying by RiconPharma and its representatives and agents at ANI’s office upon reasonable advance request and during normal business hours.  All such records shall be maintained for a period of not less than three (3) years or such longer period as may be required by law, rule or regulation.  All records relating to the manufacture, stability and quality control of each Product shall be retained for a period of not less than the approved shelf life of such Product as set forth in the related Regulatory Approval plus two (2) years.

13.3                        RiconPharma shall maintain all records relating to the development of the Products necessary to materially comply with all applicable laws, rules and regulations in each regulatory jurisdiction within the Territory.  All records relating to the development of each Product shall be available for inspection, audit and copying by ANI and its representatives and agents at RiconPharma’s office upon reasonable advance request and during normal business hours.  All such records shall be maintained for a period of not less than the period the Product is sold is by ANI or such longer period as may be required by law, rule or regulation.

14.                               INTELLECTUAL PROPERTY RIGHTS.

14.1                        Each Party shall own all Inventions made solely by its employees and agents, and all patent applications and patents claiming such Inventions.  All Inventions made jointly by employees or agents of the Parties and all patent applications and patents claiming such Inventions shall be owned jointly by the Parties.  All determinations of invention under this Section 14 shall be in accordance with U.S. law

14.2                        The Party owning the Invention shall make all decisions with respect to patent filings and shall have the right to select patent counsel and to take such other actions as are necessary to prepare, file, prosecute and maintain patent protection with regard to the Inventions under Section 14.1.  With regard to jointly owned

Inventions, the Parties shall jointly determine in what countries, if any, patent applications claiming such joint Inventions should be filed.  In the event that either Party does not wish to share in the expenses of filing, prosecuting or maintaining such joint Inventions in any country, such Party shall promptly assign or cause to be assigned to the other Party all of its right, title and interest in and to such joint Inventions in the subject country.  Thereafter, such joint Invention shall be treated as an Invention solely owned by such other Party within the subject country for all purposes of this Agreement.  In the event the Parties desire to proceed with the filing, prosecution and maintenance of such joint invention, they shall share in all expenses related thereto in accordance with each Party’s Development Cost Percentage on the Amending Product Exhibit for the Product to which the Invention relates or most closely relates.

14.3                        Each Party shall be responsible for prosecuting and maintaining its own patent applications and patents.  Except as otherwise provided in Section 14.2, all expenses for filing, prosecuting and maintaining a Party’s patent applications and patents shall be borne by such Party.

14.4                        Each Party shall execute such documents as may be necessary to obtain, perfect or maintain any jointly owned patent rights filed pursuant to this Agreement.  The Parties agree to cooperate with one another so far as reasonably necessary with respect to furnishing all information and data in its possession reasonably necessary to obtain or maintain such jointly owned patent rights.

14.5                        Each Party shall have the sole right, in its own name and at its own expense, to enforce patent rights relating to Inventions that it owns against any Third Party.  The Parties shall jointly determine which Party shall have the right and responsibility to institute, prosecute and control any action or proceeding with respect to the infringement or misappropriation of jointly owned patent rights.

14.6                        In connection with any action taken by either Party against a Third Party to protect or enforce any patent right hereunder, the other Party shall, if requested, consult with the Party taking such action, and make its employees available as witnesses or as evidence any materials and/or data reasonably necessary for the furtherance of such action.  Expenses incurred in connection with providing witnesses and/or making materials or data available shall be borne by the Party taking action against the Third Party.

14.7                        If a Party is sued for infringing any Third Party patent out of the manufacture, use, sale or importation of a Product in the Territory, the Parties shall promptly discuss the course of action to be taken to resolve or defend such litigation.  Each Party shall provide the other Parties with such assistance as is reasonably necessary and shall cooperate in the defense of such action.

15.                               RELATIONSHIP OF RICONPHARMA AND ANI.

15.1                        The relationship of RiconPharma and ANI created by this Agreement is that of developer and contract manufacturer, and not that of a partnership, principal and agent, franchisor and franchisee, or joint or co-ventures.  In the performance of this Agreement, no Party shall have any authority to assume or create any obligation or responsibility, either expressed or implied, on behalf of or in the name of any other Party, or to bind any other Party or its Affiliates in any manner whatsoever.

15.2                        If this Agreement is terminated for any reason, the Parties shall not thereafter use, or permit anyone else under its control to use, any other Party’s name in the promotion of its business or the offer for sale of any goods.

16.                               REPRESENTATIONS AND WARRANTIES.

16.1                        Each Party hereby represents and warrants to the other Parties that:

(a)                                 it is a corporation or other entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or organization;

(b)                                 the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate or other entity action and does not require any shareholder or member action or approval;

(c)                                  it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(d)                                 the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under:  (i) a loan agreement, guaranty, financing agreement, agreement affecting a Product or other agreement or instrument affecting a Product; (ii) the provisions of its charter or other operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

(e)                                  it has the full right, power and authority to grant all of the right, title and interest in the licenses, if any, granted to the other Party under this Agreement;

(f)                                   it is financially solvent and has the financial resources to perform its obligations under this Agreement; and

(g)                                  it is not debarred under the Generic Drug Enforcement Act of 1992; it does not and will not use in any capacity the services of any person debarred under the Generic Drug Enforcement Act of 1992; and neither it nor any of its employees, agents, suppliers, or contractors has engaged in any activity which could lead to it becoming debarred under the Generic Drug Enforcement Act of 1992.

16.2                        ANI covenants, represents, and warrants that:

(a)                                 it shall at all times comply with all material applicable laws, rules, and regulations relating to its activities under this Agreement;

(b)                                 all Products shipped shall be manufactured, packaged, stored, and shipped by ANI materially in accordance with all GMPs and all other applicable laws, rules and government regulations in effect at the time of shipping of the Product;

(c)                                  the Labeling content for the Products will at all times comply with the Regulatory Approval for the Product and be the same as the Labeling for the Reference Product except for differences allowed by applicable regulations;

(d)                                 all Products shipped shall conform to the Specifications, the Regulatory Approval, and the Registration and be merchantable and shall not be misbranded or adulterated;

(e)                                  it shall take all commercially reasonable precautions customary in the industry in manufacturing, testing, packaging, labeling and handling the Products to ensure the quality, safety and fitness thereof;

(f)                                   that each Unit of the Products shall bear an expiration date of no less than twenty-four (24) months following the date of its manufacture, unless the RLD has an expiration date of less than twenty-four (24) months, in which case the expiration date borne by the Products shall reflect the stability of the RLD;

(g)                                  it shall materially comply with all requirements of the laws and regulations of the Regulatory Authority and applicable state law requirements governing the marketing, sale and distribution of Products;

(h)                                 it shall maintain adequate warehousing, distribution facilities, documentation and personnel to provide reasonable distribution, staffing for customer service, billing, marketing and accounting with respect to the Products; and

(i)                                     copies of all agreements ANI has with any Third Party or Affiliate for manufacture or supply of any Product, Raw Materials or Components in effect on the date hereof are attached as exhibits to this Agreement and the copies attached as exhibits are true and complete copies of those agreements.

16.3                        RiconPharma covenants, represents, and warrants that:

(a)                                 it shall at all times comply with all applicable laws, rules, and regulations relating to its activities under this Agreement;

(b)                                 based on its preliminary analysis, RiconPharma believes that Commercially Reasonable Efforts will result in the ability to develop and manufacture and obtain Regulatory Approval for the Products;

(c)                                  all of the research and development activities pertaining to the Products shall be conducted in accordance with all applicable laws and regulations, GMPs, GLPs and GCP and all applicable guidelines promulgated by any Regulatory Authority having jurisdiction over the Products in the Territory;

(d)                                 copies of all agreements RiconPharma has with any Third Party or Affiliate for manufacture or supply of any Product, Raw Materials or Components in effect on the date hereof are attached as exhibits to this Agreement and the copies attached as exhibits are true and complete copies of those agreements.

17.                               INDEMNIFICATION

17.1                        RiconPharma shall indemnify, defend, and hold harmless ANI and its respective Affiliates, directors, officers, owners, employees, and agents from and against any and all claims, demands, lawsuits, causes of action, actions or other proceedings, losses, liabilities, injuries, damages, and expenses, including reasonable attorneys’ fees and costs from any actual or alleged infringement of patent, trademark, trade dress or other intellectual property rights or interests of any Third Party by the Products, the sale of the Products and/or the development of the Products.  The indemnity obligations in the preceding sentence shall not apply to an actual infringement caused solely by the willful misconduct of ANI.

17.2                        ANI shall indemnify, defend, and hold harmless RiconPharma and their respective Affiliates, directors, officers, owners, employees, and agents from and against any and all claims, demands, lawsuits, causes of action, actions or other proceedings, losses, liabilities, injuries, damages, and expenses, including reasonable attorneys’ fees and costs from any actual or alleged infringement of patent, trademark, trade dress or other intellectual property rights or interests of any Third Party by the Labeling of the Products and/or the methods, design, or processes utilized in connection with the manufacturing or packaging of the Products.  The indemnity obligations in the preceding sentence shall not apply to an actual infringement caused solely by the willful misconduct of RiconPharma.

17.3                        RiconPharma shall indemnify, defend, and hold harmless ANI and their respective Affiliates, directors, officers, employees, owners and agents from and against any and all claims, demands, lawsuits, causes of actions, actions or other proceedings (including voluntary and involuntary Product Recalls, Product Actions, and other FDA enforcement actions), losses, liabilities, injuries, damages and expenses, including reasonable attorneys’ fees and costs arising from or relating to: (i) the breach of any representation, warranty or covenant made or given by RiconPharma in this Agreement; (ii) any breach of any obligations under Section 10 of this Agreement; (iii) the design or formulation of any Products including, but not limited to, any defect in design, whether patent or latent; and/or (iv) any negligent act or omission by RiconPharma or its Affiliates.

17.4                        ANI shall indemnify, defend, and hold harmless RiconPharma and its respective Affiliates, directors, officers, employees, owners and agents from and against any and all claims, demands, lawsuits, causes of actions, actions or other proceedings (including voluntary and involuntary Product Recalls, Product Actions, and other FDA enforcement actions), losses, liabilities, injuries, damages and expenses, including reasonable attorneys’ fees and costs arising from or relating to: (i) the breach of any representation, warranty or covenant made or given by ANI in this Agreement; (ii) any defect in Raw Materials or Components that ANI knew or reasonably should have known through testing in compliance with GMPs, including, but not limited to, any defect from or relating to the handling, storage, formulation, testing, supply, packaging, purchase, or manufacture of any Raw Materials or Components; (iii) the handling or storage by ANI of any Products; (iv) the manufacture, testing, or packaging of any Products including, but not limited to, any defect in manufacturing; (v) the Labeling of the Products including, but not limited to, any defect in warning; and (vi) any grossly negligent act or omission by ANI or its Affiliates.

17.5                        A Party shall give written notice to the other Party of a claim, demand, lawsuit, cause of action, action or other proceeding (including voluntary and involuntary Product Recalls, Product Actions, and other FDA enforcement actions), loss, liability, injury, damage and/or expense, including reasonable attorneys’ fees and costs (hereinafter individually and collectively a “Claim”) for which the Party contends it is entitled to be defended, indemnified and held harmless under Sections 17.1 through 17.4 (hereinafter individually and collectively an “Indemnity Claim”) within 30 days after the Party making the Indemnity Claim becomes aware of the Claim; provided, however, that the failure to give such notice within the 30 day period shall not waive or in any way impair a Party’s right to be indemnified, defended or held harmless unless the delay in providing such notice has a material adverse effect on the indemnifying Party.  An Indemnity Claim shall be deemed accepted unless within 30 days after receiving the Indemnity Claim notice, the receiving Party notifies the other Party in writing that the receiving Party will not defend, indemnify and hold the sending Party harmless

17.6                        An indemnified Party shall reasonably cooperate with the indemnifying Party with respect to any investigation or defense of any Claim.

17.7                        Upon receiving notice of a Claim, ANI may, for purposes of funding reserves for Litigation Expenses and related damages, withhold Net Profits that would otherwise be distributed to RiconPharma pursuant to Section 5.2, place such amounts in escrow and use such reserves to pay Litigation Expenses from a Claim or to pay the deductible or SIR and related damages on any Policy.

17.8                        The indemnifying Party shall have the right to control the defense or settlement of an Indemnity Claim that it has accepted.  The indemnified Party may participate in (but not control) the defense of a Claim at its sole cost and expense.

17.9                        Where a Party refuses to accept an Indemnity Claim, the other Party’s defense of the Claim will not be deemed a waiver or admission of any kind against the refusing Party for indemnity, defense and to be held harmless under this Section 17.

17.10                 A Party may not settle a Claim without the consent of another Party [if such settlement would require the other Party to submit to an injunction].

18.                               INSURANCE.

18.1                        Not later than the Initial Marketing Date with respect to a Product, each Party shall obtain and maintain during the Term of this Agreement and for a period of three years after the Termination of this Agreement at its own expense insurance policies, including product liability insurance, providing coverage for any personal injury or property damage allegedly caused by the Products or the acts and omissions of the Parties relating to the Products (the “Policies”) with liability limitations of: (i) in the cases of ANI, not less than [ *** ] per occurrence and in the aggregate; and (ii) in RiconPharma’s case [ *** ] per occurrence and in the aggregate if there is one Amending Product Exhibit to this Agreement.  If there is more than one Amending Product Exhibit to this Agreement, or if the total dollar value of sales of Products by ANI exceeds [ *** ], the liability limitations for the RiconPharma Policies shall be a minimum of [ *** ] per occurrence and in the aggregate.  Each Party shall deliver a certificate of insurance on an Accord form or equivalent to the other Party evidencing that the Policies are in effect and providing that the Policies will not be cancelled or modified without first giving 30 days advance notice to the certificate holder.  Any Party may request to be named as an additional insured on the Policies obtained and maintained by the other Party, subject to approval by the insurance provider.  The Policies obtained and maintained by each Party shall provide contractual liability insurance providing coverage for the indemnity, defense and hold harmless obligations undertaken by that Party under this Agreement.

18.2                        Subject only to Section 18.3 below, the Policies obtained and maintained by RiconPharma shall be primary to any Policies obtained and maintained by ANI with respect to any Claim.  The Policies shall have a maximum deductible or self-insurance retention (“SIR”) of [ *** ] per policy.

18.3                        ANI’s Policies shall be primary with respect to RiconPharma’s Policies as to any Claim for which ANI owes indemnity and defense to RiconPharma under Section 17.4 of this Agreement.

19.                               AUDITS AND INSPECTIONS.

19.1                        Each Party shall keep complete and accurate accounts, records, books and-data with respect to its obligations hereunder including the books and records identified and described in Section 13 of this Agreement (the “Records”).  Each Party shall have the right at reasonable times upon prior written notice to another Party, to inspect copy and audit the Records relating to the other Party’s performance and obligations under this Agreement.  A Party shall permit authorized representatives of the other Party to inspect the Party’s facilities and quality systems in connection with the Product during standard business hours and for reasonable periods for the purpose of assuring that the Party is complying with the federal and state laws and regulations relating to the production of the Product.  Such inspection shall be at the inspecting Party’s sole expense and upon at least five (5) business days advance written notice to the other Party.

19.2                        In the event of an audit or inspection of one of the Party’s facilities by any Regulatory Authority, that Party shall supply the other Parties with notice of the audit or inspection and a copy of any report received from such Regulatory Authority and the inspected Party shall provide such Regulatory Authority with a prompt, accurate and complete response to any deficiencies or observations noted during the audit or inspection.  The Party inspected or audited agrees that it shall promptly address, and if necessary correct, any and all such deficiencies or observations, and obtain any required approval or reclassification from the Regulatory Authority.

19.3                        In the event of an audit or inspection of one of the facilities of a Third Party manufacturer or supplier of any Raw Materials or Components, the Party who hired or contracted with the Third Party (the “Retaining Party”) shall notify the other Party of the audit or inspection and provide to the other Parties a copy of any report the Retaining Party receives issued by the Regulatory Authority pertaining to the audit or inspection.

20.                               TERM AND TERMINATION.

20.1                        This Agreement shall become effective on the Effective Date and continue until terminated in accordance with this Agreement (the “Term”).

20.2                        The Parties may jointly agree in writing, at any time, to terminate any Product Exhibit to this Agreement.  In the event that any Amending Product Exhibit to this Agreement is terminated pursuant to this Section 20.2, the effect of such termination shall be as set forth in the agreement between the Parties documenting that termination.  In the event that all Amending Product Exhibit to this

Agreement have been terminated, a Party may terminate this Agreement by providing the other Parties with thirty (30) days’ prior written notice.

20.3                        This Agreement or any Amending Product Exhibit may be terminated effective immediately by written notice by a Party to the other Party at any time during the Term of this Agreement for material breach by the other Party of any provision of this Agreement, which breach remains uncured for thirty (30) days from the date written notice of such breach is given to the breaching Party; provided, however, that if such breach is not cured within the stated period and the breaching Party uses Commercially Reasonable Efforts to cure such breach, the stated period will be extended by an additional thirty (30) days.

20.4                        Prior to the issuance of an ANDA for a Product, a Party may terminate its interest and involvement in the Amending Product Exhibit for that Product upon thirty (30) days’ prior written notice to the other Party.  In that event, the terminating Party shall be required to pay or reimburse the non-terminating Party for its respective share of the Development Costs as set forth in the Amending Product Exhibit.  In addition, the terminating Party shall not pursue the development, manufacture, marketing, distribution or sale of such Product or a Bioequivalent Product manufactured by a Third Party for a period of five (5) years after the effective date of such termination.

20.5                        After the issuance of an ANDA for a Product, a Party that desires to terminate its interest or involvement in an Amending Product Exhibit to this Agreement with respect to such Product other than by reason of Section 20.3, shall give the other Parties not less than sixty (60) days’ prior written notice thereof, such termination to be effective at the conclusion of such sixty (60) day period.

20.6                        If a Party terminates its interest in an Amending Product Exhibit to this Agreement by reason of Sections 20.4 or 20.5, or the other Party terminates this Agreement or any Amending Product Exhibit pursuant to Section 20.3, the Party not terminating or in breach, as applicable (the “Continuing Party”), may continue to develop, market, manufacture, and sell the Product on the Amending Product Exhibit, as the case may be, and shall have the right to purchase the rights of the breaching or terminating Party as the case may be (the “Non-Continuing Party”) in and to the Product.  The Non-Continuing Party shall contemporaneously assign or license, as applicable, to the Continuing Parties, all of the Non-Continuing Party’s rights (including proprietary rights) to continue to develop, make, have made, use, import, market, offer for sale or sell the Products, including any Manufacturer and Development Technology.  The assigned or licensed rights, as applicable, shall include, without limitation, Regulatory Approvals (including the ANDA), the trade name for the Product and the manufacturing rights, the good will related to the Product, accounts receivable, and inventory of the Product.  The purchase price of such assigned or licensed rights shall be [ *** ] and the following additional provisions shall apply:

(a)                                 By ANI.  If ANI is the Non-Continuing Party then, subject to the terms and conditions of this Agreement, (i) it shall grant to RiconPharma non-exclusive license in and to Manufacturing and Development Technology it has to the extent necessary for RiconPharma to perform ANI’s obligations and exercise its rights under this Agreement, including, without limitation, any and all obligations and rights that need to be performed or exercised by or on behalf of ANI to develop, make, have made, use, import, market, offer for sale or sell the Product in accordance with this Agreement and (ii) at the request of RiconPharma, ANI shall manufacture the Product in compliance with the terms and conditions of this Agreement for a period not to exceed twelve (12) months following the notice of termination.  Following any termination in respect of which ANI is the Non-Continuing Party, ANI shall use Commercially Reasonable Efforts to assist RiconPharma in transferring the manufacturing of the Product to a Third Party.  For a period of twelve (12) months following the notice of termination, ANI shall not develop, apply for Regulatory Approval for, manufacture, import, market, sell or promote any product that is a direct substitute for the Product, including any Bioequivalent Product.  If the ANDA is in ANI’s name, it shall execute all documents and take all other actions necessary to transfer the ANDA in accordance with the instructions of ANI and RiconPharma,

(b)                                 By RiconPharma.  If RiconPharma is the Non-Continuing Party then, subject to the terms and conditions of this Agreement, it shall grant to ANI non-exclusive license in and to Manufacturing and Development Technology it has to the extent necessary for ANI to perform RiconPharma’s obligations and exercise its rights under this Agreement, including, without limitation, any and all obligations and rights that need to be performed or exercised by or on behalf of RiconPharma to develop, make, have made, use, import, market, offer for sale or sell the Product in accordance with this Agreement.  For a period of twelve (12) months following the notice of termination, RiconPharma shall not develop, apply for Regulatory Approval for, manufacture, import, market, sell or promote any product that is a direct substitute for the Product, including any Bioequivalent Product.  If the ANDA is in RiconPharma’s name, it shall execute all documents and take all other actions necessary to transfer the ANDA in accordance with the instructions of ANI.

21.                               CONFIDENTIALITY.

During the term of this Agreement, each Party will be exposed to confidential proprietary technical information belonging to the other Party that pertains to the operation of the other Party’s businesses or the operation of its business in general, including but not limited to the formulations, related technical information and data, packaging, research, operations, manufacturing processes, marketing, strategy, know-how and product information for a Product.  Each Party agrees not to (i) disclose, during the term of this Agreement or thereafter, to any other person any Confidential Information of the Party, or (ii) use, after the term of this Agreement, any Confidential Information of the other Party for any purpose.  “Confidential Information” includes all information that derives independent economic value from not being generally known, or not being readily ascertainable by proper means, by other persons who can obtain economic value from the disclosure or use of such information, and any other information identified by a Party as being Confidential Information.  For purposes of this Agreement, “Confidential Information” does not include any information that (i) at the time of disclosure or thereafter is publicly available (other than as a result of a violation of this Paragraph), (ii) was or becomes available to the recipient on a non-confidential basis from a source other than the disclosing Party, provided that such source is not and was not bound by a confidentiality agreement with or other obligation of secrecy to the disclosing Party; or (iii) is independently acquired or developed by the recipient without violating any of its obligations under this Paragraph. The obligations of the Parties set forth in this Paragraph shall survive the termination or expiration of this Agreement.

22.                               FORCE MAJEURE.

No Party shall be liable or be in breach of any provision of this Agreement for any failure or delay on its part to perform any obligation where such failure or delay has been occasioned by any act of God, war, riot, fire, explosion, flood, sabotage, unavailability of fuel, labor, containers or transportation facilities, accidents of navigation or breakdown or damage of vessels or other conveyances for air land or sea, other impediments or hindrances to transportation, government intervention (other than that of a duly-authorized Regulatory Authority), strikes or other labor disturbances or any other cause beyond the control of the Parties.

23.                               NOTICES.

All notices and other communications required or permitted to be given or made pursuant to this Agreement shall be in writing signed by the sender and sent to the address or number below by facsimile transmission or Federal Express or another recognized overnight mail service that utilizes a written form of receipt for next day or next business day delivery.  The notice shall be deemed duly given (a) if faxed by 4:00 p.m., New York time, on the date sent by fax provided there is a confirmation by the transmitting machine showing the proper number of pages were transmitted without error or (b) if sent by overnight mail, on the business day after being sent by Federal Express or another recognized overnight mail service which utilizes a written form of receipt for next day or next business day delivery.  A Party may change its address or fax number for receiving notice by the proper giving of notice hereunder:

To:                            ANI

ANI Pharmaceuticals, Inc.

210 Main Street West

Baudette, MN 56623

USA

Attention: Vice President & CFO

Fax:   +1(218) 634-3540

To:                            RiconPharma

RiconPharma LLC

100 Ford Road, Suite #9

Denville, NJ  07834

USA

Attention: President & CEO

Fax:  +1(973) 627-4735

24.                               EXECUTION OF ALL NECESSARY ADDITIONAL DOCUMENTS.

Each Party agrees that it will forthwith upon the request of the other Party execute and deliver all documents and will take all such other actions as the other Party may reasonably request from time to time in order to effectuate the provision and purposes of this Agreement.

25.                               WAIVER.

Any failure of a Party to enforce at any time any of the provisions of this Agreement shall not be deemed or construed to be a waiver of such provisions or a waiver of any right of such Party thereafter to enforce each and every such provision on any succeeding occasion or breach thereof.

26.                               ASSIGNMENT AND AMENDMENT.

26.1                        Other than an assignment pursuant to Section 2.3, neither this Agreement nor any rights hereunder shall be assigned by a Party without the prior written consent of the other Party, and then only upon approval of the other Party and acceptance of such assignment in written form approved by such Party, which approval shall not be unreasonably withheld, conditioned or delayed.  In the event of an assignment by a Party to any Affiliate thereof as permitted hereunder, the assigning Party shall not be released from its obligations hereunder, and shall guarantee the full performance by such Affiliate of such obligations.

26.2                        No amendment hereof shall be binding unless made in writing and signed by each of the Parties hereto.

27.                               ENTIRE AGREEMENT.

This Agreement, including the Amending Product Exhibits to this Agreement, incorporates the entire understanding of the Parties and revokes and supersedes any and all agreements, contracts, understandings or arrangements that might have existed heretofore among the Parties regarding the subject matter hereof, and all prior agreements and understandings between the Parties and relating to the subject matter hereof are superseded by this Agreement.  No Party shall be liable or bound to another Party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may also be executed via facsimile, which facsimile shall be deemed an original.

28.                               GOVERNING LAW; ARBITRATION; LANGUAGE.

28.1                        This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without giving effect to conflict of law principles thereof, and the Parties consent to and agree to submit to the jurisdiction of the courts of, and accept service of process from, the State of New York, state and federal, with respect to any Claim or other claim, action, lawsuit, or proceeding relating to or out of this Agreement.  The Parties expressly agree that, to the maximum extent permitted by law, the requirements of any multilateral or bilateral treaties, now or hereafter existing, between two or more countries that place any obligations or duties on a Party or the Parties that are inconsistent with or in addition to any of its obligations and duties under this Agreement, shall not apply to this Agreement or to the Parties’ performance hereunder without the consent of all Parties.  This Agreement shall exclude, and not be governed by, either the provisions of the International Sale of Goods Act, or the United Nations Convention on the International Sale of Goods, regardless of that Convention’s legal or statutory adoption by any jurisdiction.

28.2                        In the event of any Indemnity Claim or other dispute, claim, question or disagreement out of or relating to this Agreement, or the breach hereof, the Parties shall use Commercially Reasonable Efforts to settle such Indemnity Claim or other dispute, claim, question or disagreement.  To this end, the Parties shall consult and negotiate with each other in good faith and, recognizing mutual interests, attempt to reach a just and equitable solution satisfactory to each of the Parties.  If the Parties do not reach such resolution within a period of thirty (30) days, any Indemnity Claim or other dispute, claim, question or disagreement out of or relating to this Agreement, or the breach hereof, where the total amount in controversy between the Parties is less than [ *** ], shall be determined and settled by binding arbitration in New York County, New York before a three member panel of the American Arbitration Association or JAMS in accordance with the provisions of the tribunal’s then applicable Commercial Arbitration Rules.  Notice of the demand for arbitration shall be made in writing to the other Party and to the arbitral tribunal.  Nothing contained in this Section 28.2 shall prevent a Party from seeking interim or final equitable relief from the arbitral tribunal of a state or federal court of competent jurisdiction in the State of New York.  In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on the claim or dispute would be barred by the applicable statute of limitations.  Any award rendered by the arbitration panel shall be final and conclusive upon the Parties and a judgment thereon may be entered in any court having competent jurisdiction.

28.3                        Each Party represents that it has been represented by legal counsel in connection with this Agreement.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

29.                               SEVERABILITY.

If any term or provision of this Agreement shall be held invalid or unenforceable, the remaining terms hereof shall not be affected, but shall be valid and enforced to the fullest extent permitted by law.

30.                               HEADINGS.

The headings used in this Agreement are intended for guidance only and shall not be considered part of this written understanding between the Parties hereto and shall have no effect on the meaning of the provisions hereof.

31.                               SURVIVAL.

All representations, warranties, and covenants of the Parties and the terms and conditions of Sections 3.2, 5, 10, 11, 14, 17, 18, 21, and 28 shall survive the termination of any Amending Product Exhibit and/or this Agreement, notwithstanding any language in the Agreement to the contrary.

[remainder of page intentionally left blank; signature page follows]

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked: [***]

IN WITNESS WHEREOF, this Agreement has been executed by the Parties on the date first above written.

ANIP Acquisition Company

By:	/s/ Charlotte C. Arnold
	Name:	Charlotte C. Arnold
	Title:	Vice President & CFO

RiconPharma LLC

By:	/s/ Raj Devalapalli
	Name:	Raj Devalapalli
	Title:	President & CEO

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked: [***]

AMENDING PRODUCT EXHIBIT A-1

MASTER PRODUCT DEVELOPMENT AND COLLABORATION AGREEMENT

(The “Agreement”), by and among RiconPharma LLC (“RiconPharma”) and ANI Pharmaceuticals (“ANI”), dated as of July 11, 2011

PRODUCTS	The Product to which this Product Exhibit (this “Product”) applies is: [***].

DOSAGE STRENGTH	[***]

TERRITORY	United States.

ESTIMATED DEVELOPMENT COST:		[***]

1.	Formulation Development	[***]

2.	Bio-studies	[***]

3.	Manufacturing Development	[***]

4.	Out of Pocket Expenses (API, RLD’s Standards, Impurities etc.)	[***]

ANDA HOLDER: The ANDA for this Product shall be in the name of ANI, provided that the Product is manufactured commercially by ANI or an ANI Affiliate.  Should the product be manufactured commercially by RiconPharma or a RiconPharma Affiliate, the ANDA shall be in the name of RiconPharma.  The asset and the intellectual properties for this Product will be jointly owned (50/50) by RiconPharma and ANI.

MILESTONE PAYMENTS AND DELIVERABLES:

Phase	Activities	Est. Amt for ANI	Est. Amt for Ricon	Time Lines
Phase I	Upon Signing	[ *** ]	[ *** ]	[ *** ]
Phase II	Out of pocket expenses	[ *** ]	[ *** ]	[ *** ]
Phase III	Formulation Completed	[ *** ]	[ *** ]	[ *** ]
Phase IV	Tech Transfer Completed	[ *** ]	[ *** ]	[ *** ]
Phase V	Tech Transfer Initiated	[ *** ]	[ *** ]	[ *** ]
Phase VI	Methods Verified	[ *** ]	[ *** ]	[ *** ]
Phase VII	Exhibit Batch/Stability 3 months	[ *** ]	[ *** ]	[ *** ]
Phase VIII	Upon Signing (Bio-Studies)	[ *** ]	[ *** ]	[ *** ]
Phase IX	Upon Dosing	[ *** ]	[ *** ]	[ *** ]
Phase X	Upon Providing Report	[ *** ]	[ *** ]	[ *** ]
Total	Cost of Development	[ *** ]	[ *** ]	[ *** ]

Profit Sharing:

RiconPharma –	50%
ANI Pharmaceuticals –	50%

Miscellaneous

This Amending Product Exhibit shall be deemed to be an integral part of the Master Product Development and Collaboration Agreement, and exhibits to this Amending Product Exhibit shall be deemed to be an integral part thereof.  If there is any conflict between the provisions of the Agreement and this Amending Product Exhibit, the provisions of this Amending Product Exhibit shall be determinative.

Effective Date of the Exhibit A-1: July 11, 2011

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Amending Product Exhibit to be effective as of the Effective Date.

RICONPHARMA LLC		ANIP ACQUISITION COMPANY

By:	RAJ K. DEVALAPALLI	By:	CHARLOTTE C. ARNOLD

Print Name:		Print Name:

Title: President & CEO		Title: Vice President & CFO

AMENDING PRODUCT EXHIBIT A-2

MASTER PRODUCT DEVELOPMENT AND COLLABORATION AGREEMENT

(The “Agreement”), by and among RiconPharma LLC (“RiconPharma”) and ANI Pharmaceuticals (“ANI”), dated as of July 11, 2011

PRODUCTS	The Product to which this Product Exhibit (this “Product”) applies is: [***].

DOSAGE STRENGTH	[***]

TERRITORY	United States.

ESTIMATED TRANSFER PRICE: [***]

ESTIMATED DEVELOPMENT COST:		[***]

1.	Formulation Development	[***]

2.	Bio-studies	[***]

3.	Manufacturing Development	[***]

4.	Out of Pocket Expenses (API, RLD’s Standards, Impurities etc)	[***]

ANDA HOLDER: ANDA for this Product shall be in the name of ANI, provided that the Product is manufactured commercially by ANI or an ANI Affiliate.  Should the product be manufactured commercially by RiconPharma or a RiconPharma Affiliate, the ANDA shall be in the name of RiconPharma.  The asset and the intellectual properties for this Product will be jointly owned (50/50) by RiconPharma and ANI.

MILESTONE PAYMENTS AND DELIVERABLES:

Phase	Activities	Est. Amt for ANI	Est. Amt for Ricon	Time Lines
Phase I	Upon Signing	[ *** ]	[ *** ]	[ *** ]
Phase II	Out of pocket expenses	[ *** ]	[ *** ]	[ *** ]
Phase III	Formulation Completed	[ *** ]	[ *** ]	[ *** ]
Phase IV	Tech Transfer Completed	[ *** ]	[ *** ]	[ *** ]
Phase V	Tech Transfer Initiated	[ *** ]	[ *** ]	[ *** ]
Phase VI	Methods Verified	[ *** ]	[ *** ]	[ *** ]
Phase VII	Exhibit Batch/Stability 3 months	[ *** ]	[ *** ]	[ *** ]
Phase VIII	Upon Signing (Bio-Studies)	[ *** ]	[ *** ]	[ *** ]
Phase IX	Upon Dosing	[ *** ]	[ *** ]	[ *** ]
Phase X	Upon Providing Report	[ *** ]	[ *** ]	[ *** ]
Total	Cost of Development	[ *** ]	[ *** ]	[ *** ]

Profit Sharing:

RiconPharma –	50%
ANI Pharmaceuticals –	50%

Miscellaneous

This Amending Product Exhibit shall be deemed to be an integral part of the Master Product Development Agreement, and exhibits to this Amending Product Exhibit shall be deemed to be an integral part thereof.  If there is any conflict between the provisions of the Agreement and this Amending Product Exhibit, the provisions of this Amending Product Exhibit shall be determinative.

Effective Date of the Exhibit A-2: July 11, 2011

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Amending Product Exhibit to be effective as of the Effective Date.

RICONPHARMA LLC		ANIP ACQUISITION COMPANY

By:	RAJ K. DEVALAPALLI	By:	CHARLOTTE C. ARNOLD

Print Name:		Print Name:

Title: President & CEO		Title: Vice President & CFO

AMENDING PRODUCT EXHIBIT A-3

MASTER PRODUCT DEVELOPMENT AND COLLABORATION AGREEMENT

(The “Agreement”), by and among RiconPharma LLC (“RiconPharma”) and ANI Pharmaceuticals (“ANI”), dated as of July 11, 2011

PRODUCTS	The Product to which this Product Exhibit (this “Product”) applies is: [***]

DOSAGE STRENGTH	[ *** ]

TERRITORY	United States.

ESTIMATED TRANSFER PRICE: [ *** ]

ESTIMATED DEVELOPMENT COST:		[ *** ]

1.	Formulation Development	[ *** ]

2.	Bio-studies	[ *** ]

3.	Manufacturing Development	[ *** ]

4.	Out of Pocket Expenses (API, Raw Materials, Impurities etc.)	[ *** ]

ANDA HOLDER: The ANDA for this Product shall be in the name of ANI, provided that the Product is manufactured commercially by ANI or an ANI Affiliate.  Should the product be manufactured commercially by RiconPharma or a RiconPharma Affiliate, the ANDA shall be in the name of RiconPharma.  The asset and the intellectual properties for this Product will be jointly owned (50/50) by RiconPharma and ANI.

MILESTONE PAYMENTS AND DELIVERABLES:

Phase	Activities	Est. Amt for ANI	Est. Amt for Ricon	Time Lines
Phase I	Upon Signing	[ *** ]	[ *** ]	[ *** ]
Phase II	Out of pocket expenses	[ *** ]	[ *** ]	[ *** ]
Phase III	Formulation Completed	[ *** ]	[ *** ]	[ *** ]
Phase IV	Tech Transfer Completed	[ *** ]	[ *** ]	[ *** ]
Phase V	Tech Transfer Initiated	[ *** ]	[ *** ]	[ *** ]
Phase VI	Methods Verified	[ *** ]	[ *** ]	[ *** ]
Phase VII	Exhibit Batch/Stability 3 months	[ *** ]	[ *** ]	[ *** ]
Phase VIII	Upon Signing (Bio-Studies)	[ *** ]	[ *** ]	[ *** ]
Phase IX	Upon Dosing	[ *** ]	[ *** ]	[ *** ]
Phase X	Upon Providing Report	[ *** ]	[ *** ]	[ *** ]
Total	Cost of Development	[ *** ]	[ *** ]	[ *** ]

Profit Sharing:

RiconPharma –	50%
ANI Pharmaceuticals –	50%

Miscellaneous

This Amending Product Exhibit shall be deemed to be an integral part of the Master Product Development Agreement, and exhibits to Amending Product Exhibit shall be deemed to be an integral part thereof.  If there is any conflict between the provisions of the Agreement and this Amending Product Exhibit, the provisions of this Amending Product Exhibit shall be determinative.

Effective Date of the Exhibit A-3: July 11, 2011

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Amending Product Exhibit to be effective as of the Effective Date.

RICONPHARMA LLC		ANIP ACQUISITION COMPANY

By:	RAJ K. DEVALAPALLI	By:	CHARLOTTE C. ARNOLD

Print Name:		Print Name:

Title: President & CEO		Title: Vice President & CFO

AMENDING PRODUCT EXHIBIT A-4

MASTER PRODUCT DEVELOPMENT AND COLLABORATION AGREEMENT

(The “Agreement”), by and among RiconPharma LLC (“RiconPharma”) and ANI Pharmaceuticals (“ANI”), dated as of July 11, 2011

PRODUCTS	The Product to which this Product Exhibit (this “Product”) applies is: [***].

DOSAGE STRENGTH	[***]

TERRITORY	United States.

ESTIMATED TRANSFER PRICE: Actual Cost plus 25% (Excluding API should not exceed $2.00)

ESTIMATED DEVELOPMENT COST:		[***]

1.	Formulation Development	[***]

2.	Bio-studies	[***]

3.	Manufacturing Development	[***]

4.	Out of Pocket Expenses (API, Raw Materials, Impurities etc.)	[***]

ANDA HOLDER: The ANDA for this Product shall be in the name of ANI, provided that the Product is manufactured commercially by ANI or an ANI Affiliate.  Should the product be manufactured commercially by RiconPharma or a RiconPharma Affiliate, the ANDA shall be in the name of RiconPharma.  The asset and the intellectual properties for this Product will be jointly owned (50/50) by RiconPharma and ANI.

MILESTONE PAYMENTS AND DELIVERABLES:

Phase	Activities	Est. Amt for ANI	Est. Amt for Ricon	Time Lines
Phase I	Upon Signing	[ *** ]	[ *** ]	[ *** ]
Phase II	Out of pocket expenses	[ *** ]	[ *** ]	[ *** ]
Phase III	Formulation Completed	[ *** ]	[ *** ]	[ *** ]
Phase IV	Tech Transfer Completed	[ *** ]	[ *** ]	[ *** ]
Phase V	Tech Transfer Initiated	[ *** ]	[ *** ]	[ *** ]
Phase VI	Methods Verified	[ *** ]	[ *** ]	[ *** ]
Phase VII	Exhibit Batch/Stability 3 months	[ *** ]	[ *** ]	[ *** ]
Phase VIII	Upon Signing (Bio-Studies)	[ *** ]	[ *** ]	[ *** ]
Phase IX	Upon Dosing	[ *** ]	[ *** ]	[ *** ]
Phase X	Upon Providing Report	[ *** ]	[ *** ]	[ *** ]
Total	Cost of Development	[ *** ]	[ *** ]	[ *** ]

Profit Sharing:

RiconPharma –	50%
ANI Pharmaceuticals –	50%

Miscellaneous

This Amending Product Exhibit shall be deemed to be an integral part of the Master Product Development Agreement, and exhibits to this Amending Product Exhibit shall be deemed to be an integral part thereof.  If there is any conflict between the provisions of the Agreement and this Amending Product Exhibit, the provisions of this Amending Product Exhibit shall be determinative.

Effective Date of the Exhibit A-4: July 11, 2011

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Amending Product Exhibit to be effective as of the Effective Date.

RICONPHARMA LLC		ANIP ACQUISITION COMPANY

By:	RAJ K. DEVALAPALLI	By:	CHARLOTTE C. ARNOLD

Print Name:		Print Name:

Title: President & CEO		Title: Vice President & CFO

AMENDING PRODUCT EXHIBIT A-5

MASTER PRODUCT DEVELOPMENT AND COLLABORATION AGREEMENT

(The “Agreement”), by and among RiconPharma LLC (“RiconPharma”) and ANI Pharmaceuticals (“ANI”), dated as of July 11, 2011

PRODUCTS	The Product to which this Product Exhibit (this “Product”) applies is: [***].

DOSAGE STRENGTH	[***].

TERRITORY	United States.

ESTIMATED TRANSFER PRICE: [***]

ESTIMATED DEVELOPMENT COST:		[***]

1.	Formulation Development	[***]

2.	Bio-studies	[***]

3.	Manufacturing Development	[***]

4.	Out of Pocket Expenses (API, Raw Materials, Impurities etc.)	[***]

ANDA HOLDER: The ANDA for this Product shall be in the name of ANI, provided that the Product is manufactured commercially by ANI or an ANI Affiliate.  Should the product be manufactured commercially by RiconPharma or a RiconPharma Affiliate, the ANDA shall be in the name of RiconPharma.  The asset and the intellectual properties for this Product will be jointly owned (50/50) by RiconPharma and ANI.

MILESTONE PAYMENTS AND DELIVERABLES:

Phase	Activities	Est. Amt for ANI	Est. Amt for Ricon	Time Lines
Phase I	Upon Signing	[ *** ]	[ *** ]	[ *** ]
Phase II	Out of pocket expenses	[ *** ]	[ *** ]	[ *** ]
Phase III	Formulation Completed	[ *** ]	[ *** ]	[ *** ]
Phase IV	Tech Transfer Completed	[ *** ]	[ *** ]	[ *** ]
Phase V	Tech Transfer Initiated	[ *** ]	[ *** ]	[ *** ]
Phase VI	Methods Verified	[ *** ]	[ *** ]	[ *** ]
Phase VII	Exhibit Batch/Stability 3 months	[ *** ]	[ *** ]	[ *** ]
Phase VIII	Upon Signing (Bio-Studies)	[ *** ]	[ *** ]	[ *** ]
Phase IX	Upon Dosing	[ *** ]	[ *** ]	[ *** ]
Phase X	Upon Providing Report	[ *** ]	[ *** ]	[ *** ]
Total	Cost of Development	[ *** ]	[ *** ]	[ *** ]

Profit Sharing:

RiconPharma –	50%
ANI Pharmaceuticals –	50%

Miscellaneous

This Amending Product Exhibit shall be deemed to be an integral part of the Master Product Development Agreement, and exhibits to this Amending Product Exhibit shall be deemed to be an integral part thereof.  If there is any conflict between the provisions of the Agreement and this Amending Product Exhibit, the provisions of this Amending Product Exhibit shall be determinative.

Effective Date of the Exhibit A-5: July 11, 2011

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Amending Product Exhibit to be effective as of the Effective Date.

RICONPHARMA LLC		ANIP ACQUISITION COMPANY

By:	RAJ K. DEVALAPALLI	By:	CHARLOTTE C. ARNOLD

Print Name:		Print Name:

Title: President & CEO		Title: Vice President & CFO